STONEBRIDGE FUNDS TRUST

Stonebridge Growth Fund

Stonebridge Aggressive Growth Fund

SUPPLEMENT DATED FEBRUARY 4, 2003,
TO THE PROSPECTUS

DATED FEBRUARY 28, 2002

This supplement provides new information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The fourth paragraph on page 10 of the prospectus under the heading "Investment Adviser" is deleted in its entirety and the following language is inserted:

"The Adviser is owned by six employees.  The Investment Committee of Stonebridge Capital Management, Inc. manages the Funds.  The Committee meets regularly to review portfolio holdings and discuss purchase and sale activity.  The Committee members buy and sell securities for the Funds as they see fit, guided by the Funds' investment objectives and strategies.  The Investment Committee is comprised of Richard C. Barrett, Craig B. Burger and Matthew W. Markatos, whose respective biographies are below:

Richard C. Barrett, C.F.A., C.I.C., is President, Chairman of the Stonebridge Investment Committee and a principal of the firm. In 1967, Mr. Barrett began his investment career as a financial analyst for a major investment banking firm in New York City. In 1972, he became a portfolio manager for Lionel D. Edie, a national investment advisor, and joined Stonebridge Capital Management in 1979. He holds a Bachelor of Science in business and mathematics and a Master of Business Administration from Pepperdine University, and the professional designations of Chartered Financial Analyst and Chartered Investment Counselor.  Mr. Barrett is a member of AIMR and the Los Angeles Society of Financial Analysts.

Craig B. Burger, C.F.A., is Executive Vice President, Managing Director and a principal of the firm.  Mr. Burger joined Stonebridge in 1996.  Prior to joining Stonebridge he worked for Churchill Management as Vice President and as an Investment Banking Associate at J. D Whitehead & Associates, Inc.  Mr. Burger holds a Bachelor of Science Degree from Oregon State University and a Master of Business Administration degree from U.C.L.A.  Mr. Burger serves as a Director of the Los Angeles Public Library Foundation. Mr. Burger is a member of AIMR and the Los Angeles Society of Financial Analysts.  He holds NASD Series 2 and 63 licenses.

Matthew W. Markatos, C.F.A., C.I.C., a Senior Vice President and a principal of the firm joined Stonebridge in 2000. Prior to joining Stonebridge, he was a Portfolio Manager and Analyst with Van Deventer & Hoch Investment Counsel. Mr. Markatos holds a B.A. in Economics with a focus in Mathematics from Pomona College. He was also the recipient of the Lorne D. Cook award in Economics. Mr. Markatos is a member of AIMR and the Los Angeles Society of Financial Analysts. He holds a NASD Series 2 license. "